FINANCIAL SUPPLEMENT NYSE: CIM 2nd Quarter 2016

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency MBS Portfolio Total Portfolio Gross Asset Yield: 8.1% 2.4% 6.2% Financing Cost(2): 3.6% 1.4% 2.8% Net Interest Spread: 4.5% 1.0% 3.4% Net Interest Margin: 4.9% 1.1% 3.6% All data as of June 30, 2016 (1) Financing excludes unsettled trades. (2) Includes the interest incurred on interest rate swaps. Net Investment Analysis 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.4 $0.5 $2.5 $3.4 $8.0 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency MBS Portfolio Total Assets: 4.5 billion(1) Residential Mortgage Credit Portfolio Total Assets: 12.7 billion(1) 83% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 June 30, 2016 March 31, 2016 Total Portfolio: $17.2 billion Total Portfolio: $14.9 billion Agency MBS Non-Agency MBS Securitized Loan Portfolio 20% 26% 54% Agency MBS Non-Agency MBS Securitized Loan Portfolio 45% 24% 31% GAAP ASSET ALLOCATION(1) (1) Based on fair value. The increases in Securitized Loan and Non-Agency MBS portfolios were partially funded through Agency MBS sales

Information is unaudited, estimated and subject to change. 4 June 30, 2016 March 31, 2016 Total Financing: $13.8 Billion Total Financing: $11.7 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 25% 18% 58% Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 47% 18% 35% GAAP FINANCING SOURCES (1) Leverage ratios as of June 30, 2016 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Total Leverage(1): 4.7:1 Recourse Leverage: 2.0:1

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)		At Issuance / Acquisition			June 30, 2016		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2016	CIM 2016-3	$1,746,084	$1,478,933	$267,151	$1,746,084	$1,478,933	$267,151
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,762,177	1,492,563	269,614
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,470,568	1,237,705	232,863
2015	CIM 2015-4AG(1)	750,647	425,000	325,647	679,307	472,231	207,076
2015	CIM 2015-3AG(3)	698,812	520,935	177,877	607,246	438,716	168,530
2015	CIM 2015-2AG(2)	330,293	276,998	53,295	275,692	225,490	50,202
2015	CIM 2015-1EC	268,731	214,985	53,746	236,962	180,482	56,480
2014	CSMC 2014-CIM1(4)	333,865	268,087	65,779	255,750	193,544	62,206
2013	SLFMT 2013-1A	1,021,846	1,019,291	2,555	707,071	594,815	112,256
2013	SLFMT 2013-2A	1,137,308	1,134,464	2,844	876,951	842,200	34,751
2013	SLFMT 2013-3A	500,390	499,139	1,251	420,777	258,210	162,567
2012	CSMC 2012-CIM1	741,939	707,810	34,129	90,669	59,507	31,162
2012	CSMC 2012-CIM2	425,091	404,261	20,830	80,896	61,562	19,334
2012	CSMC 2012-CIM3	329,886	305,804	24,082	151,997	131,922	20,075
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	63,502	45,443	18,059
	TOTAL	**$12,166,120**	**$10,564,310**	**$1,601,811**	**9,425,649**	**7,713,323**	**1,712,326**
		% of origination remaining			*77%*		

(1) Contains collateral from Springleaf 2012-3A Trust.
(2) Contains collateral from Springleaf 2012-2A Trust.
(3) Contains collateral from Springleaf 2012-1A Trust.
(4) Contains collateral from Springleaf 2011-1A Trust.

Information is unaudited, estimated and subject to change.

5

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition June 30, 2016 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 269,644 — 269,644 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 674,545 21,380 653,165 2010 CSMC 2010-11R 566,571 338,809 227,762 283,565 73,817 209,748 2009 CSMC 2009-12R 1,730,698 915,566 815,132 613,587 127,656 485,931 2009 JPMRR 2009-7 1,522,474 856,935 665,539 566,757 177,397 389,360 2009 JMAC 2009-R2 281,863 192,500 89,363 101,070 41,626 59,444 TOTAL 6,199,458 2,995,440 3,204,018 2,509,168 441,876 2,067,292 % of origination remaining 40% 15% 65% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

AGENCY & REPO SUMMARY

Agency Securities – As of June 30, 2016

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$1,137,343	105.6	7.6
	4.00%	1,356,996	107.4	14.5
	4.50%	339,473	109.3	17
Commercial	3.5%	1,226,725	106.8	—
Agency IO	0.9%	N/M[2]	4.6	6.5
Total		$4,060,537		

Agency Securities – As of March 31, 2016

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$3,006,693	104.8	6.6
	4.00%	1,698,645	106.9	6.8
	4.50%	358,017	108.9	17.2
Commercial	3.4%	1,072,937	104.9	0.1
Agency IO	0.8%	N/M[2]	4.5	5.4
Total		$6,136,292		

Repo Days to Maturity – As of June 30, 2016

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	1,823,192	0.79%	
30 to 59 days	287,077	0.81%	
60 to 89 days	921,941	0.77%	
90 to 360 days	361,042	0.97%	
Over 360 days	—	—	
Total	$3,393,252	0.80%	41 Days

Repo Days to Maturity – As of March 31, 2016

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	2,240,043	74%	
30 to 59 days	1,938,859	75%	
60 to 89 days	166,374	74%	
90 to 360 days	1,125,427	84%	
Over 360 days	—	—	
Total	$5,470,703	0.57%	80 Days

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $3.1 billion and $4.0 billion as of 6/30/2016 and 3/31/2016 respectively.

Information is unaudited, estimated and subject to change.

7

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,688,441 $ 4,596,520 $ 4,481,503 $ 4,360,999 $ 4,233,588 Percentage Change 4.6% 2.6% - (2.7)% (5.5)% Swap Market Value (114,553) (61,292) - 60,266 120,069 Percentage Change (2.6)% (1.4)% - 1.3% 2.7 % Futures Market Value (29,919) (17,485) - 17,050 33,685 Percentage Change (0.7)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 62,466 $ 36,240 - $ (43,188) $ (94,161) Percentage Change in Portfolio Value(1) 1.4% 0.8% - (1.0)% (2.1)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 2% 34% 54% 10% INTEREST RATE SENSITIVITY Chimera reduced the outstanding notional balance of its derivative instruments by $2.3 billion Total Notional Balance - Derivative Instruments June 30, 2016 March 31, 2016 Interest Rate Swaps 1,430,900 3,583,900 Swaptions 749,000 749,000 Futures 619,700 814,700 (1) Based on instantaneous moves in interest rates.

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